IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT
and
LETTER OF INVESTMENT INTENT

The securities in the form of Shares of Common Stock of Black Mountain Holdings, Inc. have not been registered under the Securities Act of 1933, as amended, or under any state securities laws. Such securities cannot be sold, transferred, assigned, or otherwise disposed of, except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws.

Black Mountain Holdings, Inc.
Post Office Box 3618
Carefree, AZ 85377

Gentlemen:

The undersigned hereby tenders this subscription for the purchase of 750,000 shares of Common Stock (the "Securities") of Black Mountain Holdings, Inc. (the "Company") at a price of $.10 per share. This subscription is irrevocable and unconditional. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of representations contained herein in complying with their obligations under applicable securities laws.

1.       The undersigned acknowledges and represents as follows:

              (a)       That the undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Securities;

              (b)       That the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of reaching and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks;

              (c)       That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the undersigned's financial condition and investment needs.

              (d)       That the undersigned believes that an investment in the Securities is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

              (e)       That the undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available;

              (f)       That the undersigned recognizes that the Company has limited operating history and that the Securities as an investment involve a high degree of risk, including but not limited to the risk of economic losses from operations of the Company;

              (g)       That the undersigned realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 (the "Securities Act") or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the securities are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer imposed by or on account of federal and state securities laws, and the undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (a) requires conformity with the restrictions contained in Paragraphs 2 and 3 below and (b) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability; and

              (h)       The undersigned has carefully reviewed and understands the various risks of an investment in the Company and can afford to bear the risks of such an investment.

              (i)       That the undersigned certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code. (Please note: You are subject to backup withholding if (i) you fail to furnish your Social Security Number or Taxpayer Identification Number herein, (ii) the Internal Revenue Services notifies the Company that you furnished an incorrect Social Security Number or Taxpayer Identification Number, (iii) you are notified that you are subject to backup withholding, or (iv) you failed to certify that you are not subject to backup withholding, or you fail to certify your Social Security Number or Taxpayer Identification Number.)

              (j)       That a legend may be placed on any certificate representing the Securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES CAN NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF, EXCEPT IN CONFORMITY WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS, WHICH CONFORMITY MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

       2.       The undersigned has been advised that the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents, warrants and agrees that the Securities are being acquired by the undersigned solely for the undersigned's own account, for investment purposes only, and not with a view to the distribution or resale thereof. The undersigned has no agreement or other arrangement with any person to sell, transfer or pledge any part of the Securities or which would guarantee the undersigned of any profit or against any loss with respect to the Securities; and the undersigned has no plans to enter into any such agreement or arrangement. The undersigned further represents that the undersigned's financial condition is such that he or it is not under any present necessity or constraint to dispose of such Securities to satisfy any existing or contemplated debt or undertaking. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to the foregoing intentions, the undersigned should later desire to dispose of or transfer any of such securities any of such securities in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such Securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration has been completed and is currently in effect.

       3.       The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in Paragraph of this Subscription Agreement and Letter of Investment Intent.

       4.       The undersigned represents and warrants that the undersigned or the purchaser of the Securities named in this paragraph comes within at least one category marked below, and that for any category marked the undersigned has truthfully set forth the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. [Check One]
Category I	_____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II	_____

The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2003 and 2004, or joint income with his/her spouse in excess of $300,000 in 2003 and 2004, and has a reasonable expectation of reaching the same income level in 2005.

Category III	_____	The undersigned is an executive officer or director of the Company.

Category IV	_____

The undersigned is a bank, as defined in section 3(a)(2) of the Securities Act of 1933, as amended, (the "Act"); or a savings and loan institution or other institution defined in Section 3(a)(5)(A) of the Act.

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(describe entity)

Category V	_____	The undersigned is an insurance company, as defined in section 2(13) of the Securities Act of 1933, as amended.

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(describe entity)

Category VI	_____	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

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(describe entity)

Category VII	_____	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

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(describe entity)

Category VIII	_____	The undersigned is a broker or dealer registered pursuant to Section 15 of the Security Exchange Act of 1934 (the "Exchange Act").

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(describe entity)

Category IX	_____

The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (1) the decision to invest in the security was made by a plan fiduciary, as defined in section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser, or (2) the employee benefit plan has total assets in excess of $5,000,000, or (3) if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

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(describe entity)

Category X	_____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

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(describe entity)

Category XI	_____

The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

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(describe entity)

Category XII	_____

The undersigned is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act. [A COPY OF THE DECLARATION OF TRUST OR TRUST AGREEMENT AND A REPRESENTATION AS TO THE NET WORTH OR INCOME OF THE GRANTOR IS ENCLOSED.]

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(describe entity)

Category XIII	_____	The undersigned is an entity in which all of the equity owners are Accredited Investors. [IF RELYING UPON THIS CATEGORY ALONE, EACH EQUITY OWNER MUST COMPLETE A SEPARATE COPY OF THIS AGREEMENT.]

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(describe entity)

       5.       The undersigned is aware that the proceeds of the subscription contained herein may not be sufficient to satisfy all of the working capital requirements of the Company, and that the Company may require additional financing. Such additional financing must take the form of either additional debt or equity offerings. Subscriber understands that if the Company is unable to raise any required additional financing, Subscriber's investment in the Company may become worthless. Subscriber further understands that as of the date of this Subscription Agreement, the Company has made no commitments, arrangements, nor do there exist any understandings with respect to the acquisition of this additional financing, and there can be no assurance that any such arrangement can be achieved, or, if obtained, whether or not on terms management will view as favorable to the Company. Subscriber further understands and recognizes that if the Company is able to obtain the necessary additional financing, it may be on terms and conditions unfavorable to Subscriber and may result in immediate and substantial dilution to the Subscriber. There can be no assurance that additional financing can be obtained at a price either equal to or greater than the price per Share being paid by Subscriber.

       6.       The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them.

       7.       The undersigned further represents and warrants that the undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the undersigned's own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

       8.       The undersigned, if other than an individual, makes the following additional representations:

              (a)       The undersigned was not organized for the specific purpose of acquiring the

Securities; and

              (b)       This Subscription Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

       9.       The undersigned is aware that there can be no assurance regarding the tax consequences of an investment in the Company. The undersigned acknowledges that he, she or it has been advised to consult with his, her or its own attorney regarding legal matters concerning the investment and to consult with independent tax counsel or advisors regarding the tax consequences of such investment.

       10.       All of the foregoing information which the undersigned has provided concerning the undersigned, the undersigned's financial position and the undersigned's knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, concerning the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, the undersigned will immediately provide the Company with such information.

IN NO EVENT WILL THE COMPANY OR ANY OF ITS AFFILIATES OR PROFESSIONAL ADVISORS BE LIABLE IF FOR ANY REASON RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE MEMORANDUM. INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF INVESTING IN THE SECURITIES.

       11.       NASD Affiliation. The undersigned represents and warrants that the information set forth below in response to the questions regarding NASD affiliation is accurate and complete.

              (a)       Is the undersigned a member of the NASD1, a person associated with a member2 of the NASD, or an affiliate of a member?

Yes ______       No ______

       If "Yes," please list all members of the NASD with whom the undersigned is associated or affiliated.

1 The NASD defines a "member" as being any broker or dealer admitted to membership in the NASD, or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

2 The NASD defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt for registration with the NASD. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

              (b)       If the undersigned is a corporation, are any of its officers, directors or 5% Holders a member of the NASD, a person associated with a member of the NASD, or an affiliate of a member?

              Yes ______       No ______

              If "Yes," please list the name of each such officer, director or 5% Holder and all members of the NASD with whom they are associated or affiliated.

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       12.       Number of Shares. The undersigned hereby subscribes for Shares of Common Stock as follows:

              750,000 Shares at $.10 per Share for an aggregate purchase price of $75,000.

              Payment for the Shares subscribed for should be made payable in immediately available funds to "Black Mountain Holdings, Inc."

       13.       Manner in Which Title is to be Held.

       Place an "X" in one space below:

              (a)       _____       Individual Ownership

              (b)       _____       Joint Tenant with Right of Survivorship (both parties must sign)

              (c)       _____       Partnership

              (d)       _____       Tenants in Common

              (e)       _____       Corporation

              (f)       _____       Trust

              (g)       _____       Other (Describe):

       14.       My state of residence and the state I received the offer to invest and made the decision to invest in the Securities:

DATED                                                                                    (Initials).

Executed this ______ day of _______________, 2005, at                                           .

              Please print above the exact names(s) in which the Shares are to be held.

SIGNATURES

       The undersigned hereby represents he has read this entire Subscription Agreement.

                                                                                         Dated:

INDIVIDUAL
Address to Which Correspondence Should be Directed

__________________________________	___________________________________________
Signature (Individual)
___________________________________________

__________________________________	___________________________________________
Signature (All record holders should sign)	City, State and Zip Code

__________________________________	___________________________________________
Names(s) Typed or Printed	Tax Identification or Social Security Number

( )_______________________________________
Telephone Number

 CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to Which Correspondence Should be Directed

Name of Entity	_________________________________
_________________________________

By:__________________________________________	__________________________________
Signature*	City, State and Zip Code
Its: ________________________________________	__________________________________
Title _______________________________________	Tax Identification or Social Security Number

___________________________________________	( )
Name Typed or Printed	Telephone Number

* If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

       I, _____________________________________, am the ____________________________ of ___________________________________ (the "Entity").

       I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

       IN WITNESS WHEREOF, I have hereto set my hand this         day of                    , 2005.
_______________________________________
Signature

ACCEPTANCE

       This Subscription Agreement is accepted as of _______________________, 2005.
Black Mountain Holdings, Inc.

By: ______________________________
Authorized Officer

Date: ____________________________